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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                             Auto-By-Tel Corporation
                          -------------------------------
             (Exact name of Registrant as specified in its charter)


                Delaware                                 33-0711569
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


    18872 MacArthur Boulevard, Suite 200, Irvine, California    92612-1400
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    (Address of principal executive offices)                    (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


         Title of each class                  Name of each exchange on which
         to be so registered                  each class is to be registered
--------------------------------------   --------------------------------------
          Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, .001 par value
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                                (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

         Incorporated by reference to page 52 of the Preliminary Prospectus contained in Registrant's Amendment No. 1 to Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 7, 1997.

Item 2.  Exhibits
         --------

         The following exhibits are filed as a part of this registration statement:

            *1.1   Specimen certificate for Registrant's Common Stock.

           **2.1   Restated Certificate of Incorporation of Registrant.

          ***2.2   Restated Bylaws of Registrant.

----------------------------
* Incorporated by reference to Exhibit 4.1 to Amendment No. 2 to Registration Statement on Form S-1 (Registration No. 333-20831).

** Incorporated by reference to Exhibit 3.1 to Registration Statement on Form S-1 (Registration No. 333-20831).

*** Incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-1 (Registration No. 333-20831).

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    AUTO-BY-TEL CORPORATION



Dated: March 12, 1997               By:     /s/  Mark W. Lorimer
                                        ----------------------------------------
                                         Mark W. Lorimer
                                         Vice President, General Counsel and
                                         Secretary

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